--------------------------------------------------------------------------------
                                                    WEITZ SERIES FUND, INC.

                               HICKORY PORTFOLIO

                                  SEMI-ANNUAL
                                     REPORT

                               SEPTEMBER 30, 1997

                          ONE PACIFIC PLACE, SUITE 600
                             1125 SOUTH 103 STREET
                           OMAHA, NEBRASKA 68124-6008

                                  402-391-1980
                                  800-232-4161

                                402-391-2125 FAX

                  WEITZ SERIES FUND, INC. -- HICKORY PORTFOLIO
                          PERFORMANCE SINCE INCEPTION

The following table summarizes performance information for the fund as compared to the S&P 500 over the periods indicated. The table also sets forth average annual total return data for the fund for the one year period ended September 30, 1997, and for the period since inception, calculated in accordance with SEC standardized formulas.

                                                                       DIFFERENCE
           PERIOD ENDED             HICKORY FUND     S&P 500     HICKORY FUND -- S&P 500
----------------------------------  -------------  -----------  -------------------------

Sept. 30, 1997 (9 months)                  31.2%         29.6%                1.6%

Dec. 31, 1996                              35.4          22.9                12.5

Dec. 31, 1995                              40.5          37.5                 3.0

Dec. 31, 1994                             -17.3           1.3               -18.6

Dec. 31, 1993 (9 months)                   20.3           5.5                14.8

Since Inception (April 1, 1993)
 Cumulative                               148.2         134.2                14.0

Compound Annual
 Average Return                            22.4          20.8                 1.6

The portfolio's average annual total return for the one year ending September 30, 1997, and for the period since inception (April 1, 1993) was 47.1% and 22.4%, respectively. The returns assume redemption at the end of each period and reinvestment of dividends.

The graph below shows the growth in value of a $100,000 investment in Hickory since inception (April 1, 1993) to September 30, 1997, assuming the reinvestment of all capital gain distributions and dividends, compared to the growth in value of $100,000 invested in the S&P 500 for the same period, also assuming dividend reinvestment. Hickory's performance numbers are calculated after deducting all fees and expenses.
                   COMPARISON OF CHANGE IN VALUE OF $100,000
                  INVESTMENT IN HICKORY PORTFOLIO AND S&P 500

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

            HICKORY PORTFOLIO    S&P 500
3/31/93               $100,000    $100,000
4/30/93                $91,621     $97,583
5/31/93                $95,999    $100,184
6/30/93                $96,609    $100,476
7/31/93                $99,489    $100,071
8/31/93               $107,204    $103,859
9/30/93               $108,002    $103,062
10/31/93              $115,028    $105,192
11/30/93              $111,438    $104,193
12/31/93              $120,267    $105,452
1/31/94               $118,421    $109,034
2/28/94               $116,476    $106,076
3/31/94               $110,109    $101,457
4/30/94               $109,060    $102,759
5/31/94               $110,065    $104,440
6/30/94               $104,789    $101,881
7/31/94               $104,153    $105,224
8/31/94               $110,360    $109,530
9/30/94               $109,189    $106,855
10/31/94              $107,787    $109,247
11/30/94              $101,810    $105,272
12/31/94               $99,476    $106,830
1/31/95                $99,870    $109,599
2/28/95               $103,994    $113,865
3/31/95               $105,513    $117,219
4/30/95               $105,229    $120,668
5/31/95               $111,054    $125,480
6/30/95               $118,331    $128,392
7/31/95               $124,859    $132,647
8/31/95               $133,445    $132,978
9/30/95               $139,110    $138,586
10/31/95              $133,237    $138,091
11/30/95              $137,345    $144,146
12/31/95              $139,728    $146,922
1/31/96               $146,980    $151,917
2/29/96               $148,848    $153,328
3/31/96               $148,334    $154,805
4/30/96               $151,650    $157,084
5/31/96               $159,513    $161,128
6/30/96               $163,383    $161,741
7/31/96               $150,145    $154,599
8/31/96               $160,466    $157,864
9/30/96               $168,758    $166,741
10/31/96              $171,426    $171,337
11/30/96              $179,661    $184,276
12/31/96              $189,125    $180,625
1/31/97               $195,946    $191,903
2/28/97               $200,614    $193,409
3/31/97               $190,121    $185,477
4/30/97               $190,461    $196,540
5/31/97               $217,223    $208,497
6/30/97               $220,947    $217,832
7/31/97               $229,579    $235,160
8/31/97               $232,386    $221,995
9/30/97               $248,189    $234,152

This information represents past performance of the Hickory Portfolio and is not indicative of future performance. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. The index used for comparison purposes is the S&P 500 Index which consists of 500 companies. The index is unmanaged and widely recognized as representative of the equity market in general. Investment expenses are not deducted from the S&P 500 Index. Additional information is available from the Weitz Funds at the address listed on the front cover.

TOTAL RETURNS ARE BASED UPON PAST RESULTS AND ARE NOT A PREDICTION OF FUTURE PERFORMANCE.

                  WEITZ SERIES FUND, INC. -- HICKORY PORTFOLIO
                    SEPTEMBER 30, 1997 - SEMI-ANNUAL REPORT

                                                                 October 8, 1997

Dear Fellow Shareholder:

      The good times continued in the quarter, as small cap stocks finally began to outperform the S&P 500. I am happy to say that Hickory benefitted from that trend. The table below summarizes the recent performance of Hickory and the S&P 500 (including reinvested dividends).

                                                HICKORY    S&P 500
                                                 TOTAL      TOTAL
                       PERIOD                    RETURN     RETURN
      ----------------------------------------  --------   --------
      Third Quarter 1997                           12.3%       7.5%
      First 9 Months 1997                          31.2%      29.6%
      Last 12 Months (10/1/96 to 9/30/97)          47.1%      40.4%

      According to Lipper, the average growth mutual fund had a total return of 33.5% over the last twelve months.

REVIEW AND OUTLOOK

      WHEN COMPLACENCY REIGNS, WE ALL GET WET

      It doesn't get any better than this. I mean that literally, and I don't think this is particularly good news. Hickory's recent returns, measured over virtually any investment time period, have been very, very good. So good, in fact, that I think the chances that these results will be repeated in all future periods are, quite simply, very poor. As I have pointed out many times, historical average annual stock market returns are about 10 percent. I continue to believe that my investment strategy is sound and can result in better than average returns. However, I see no reason to believe that Hickory's future returns will be two to four times the long term stock market averages, even though Hickory's past returns might suggest otherwise.

      Why am I sounding so pessimistic? It's not because I think we should sell all our stocks and wait for the inevitable market crash. No, I continue to think that for long term investors (and I presume that all Hickory shareholders fit that description) the future looks bright. I like the companies we own and I still believe their stocks are undervalued. Therefore, we remain almost fully invested (96 percent in stock) and I have not sold any of my personal Hickory holdings.

      The real purpose of these comments is to remind you that nothing goes straight up forever, particularly the stock market. We will experience another down year -- it is inevitable. I just don't know when. But I would feel better if all my shareholders were braced to accept that a year worse than 1994 (down 17 percent) could happen at any time. (By the way, Hickory's average annual return from the beginning of 1994 -- the worse entry point an investor could have chosen -- until the end of this quarter is above 20 percent. I certainly wouldn't read too much into this example, but it is a good reminder that one bad year does not necessarily lead to bad results over a longer period of time.)

      The little quote at the beginning of this section appears on a button I picked up at the Contrary Opinion Forum last week. This is an event designed for investors who are interested in hearing viewpoints that are outside of mainstream thinking. I thought this particular button did a good job of highlighting the risks that we face today. Another button, picked up several years ago, does almost as well summarizing these thoughts.

      AVOID THE TYRANNY OF INFLATED EXPECTATIONS

A CASE STUDY -- REDWOOD TRUST

      Redwood Trust is a stock that we have owned since the original private placement, now more than three years ago. Thus far, we have made a lot of money in the stock, and it is currently our single largest position. However, over the last quarter Redwood has been a serious drag on Hickory's returns. I think this situation illustrates some important points about my investment philosophy and style. It might also help you to understand how I can simultaneously keep Hickory fully invested and sound worried about a short term decline.

      Redwood Trust is one of a new breed of companies called mortgage REITs (real estate investment trusts) that I believe are best thought of as an improvement over savings and loans, a large industry that has existed for many years. This is a theme that recurs frequently in the businesses Hickory owns. I am attracted to situations where a fundamentally better business model has been developed and is being used by a new class of competitors to steal market share from the incumbents. I think the ideal time for this kind of investment is after the new players have been around long enough that, with effort, I can get comfortable that there really is an opportunity, but not so long that the business has been totally discovered by Wall Street. I believe the mortgage REITs are at that stage.

      Within the mortgage REIT industry, there is tremendous variation, both in business strategy and in the quality of management. I believe that Redwood shines in both areas. Redwood management thinks hard about the risks of the business and takes the steps necessary to mitigate those risks. They think about the return potential of every asset they consider buying across a range of scenarios and only purchase assets that meet minimum return thresholds. Most importantly, their incentives are aligned with mine. They win by increasing earnings per share and the stock price, not by making the company bigger. So I have strong reasons to believe that Redwood's management is growing the company for the right reasons.

      What I have told you thus far helps explain why I bought Redwood originally, and is probably not all that controversial. The controversy that has arisen more recently has to do with how Redwood grows and with the value of the stock. Because Redwood is a REIT, it must pay out its earnings as dividends and cannot retain them to support future growth. One obvious (but not the only) source of growth occurs when Redwood sells more shares at prices above book value. This results in an increase to book value per share and therefore also to earnings per share. The higher the stock price relative to book value, the more valuable it is to sell additional shares, and the faster the company can grow. Over the past year investors began to recognize this dynamic, and pushed the price of Redwood shares above $50. Some observers thought that this price was unsustainably high.

      My approach to valuing Redwood was totally different. I recognized that there are several reasons why the company might not always be able to sell more stock. While I believed that it was likely that Redwood could sell some additional stock, I thought it was critical to think about what would happen if all stock sales stopped. And I concluded that even at its peak, Redwood would offer an acceptable long term return, even without the beneficial effects of stock sales.

      Let me summarize the situation earlier this year. Redwood was a company I liked very much, the best in an attractive industry. I thought it would make a very good holding over a long period of time. Under a pessimistic scenario, I thought that the stock price was at the high end of a reasonable range. Under a more moderate scenario, I felt that Redwood was still undervalued. It was the kind of risk and reward with which I am comfortable. I decided to hold onto our shares. If I had not considered Redwood to be a long term holding, or if I had considered Redwood to be overvalued, I definitely would have sold.

      Holding was clearly an unprofitable decision in the short run. Last month Redwood announced that the company was currently having trouble finding assets that met their return objectives. Growth, at least for now, would slow. I viewed this news as confirmation of management's discipline. However, the reaction from Wall Street was swift and predictably negative. Nevertheless, even in hindsight I will stick by my analysis. I knew there was a chance that the company would hit some bumps along the way, but I felt that the company's long term growth prospects were sufficiently bright to compensate for these risks. I still do, so you shouldn't be surprised to see that we now own more Redwood than we did three months ago.

      The kind of situation I faced with Redwood this spring is often seen elsewhere in the stocks we hold in Hickory. I find this is particularly true when the overall stock market feels high. Often I conclude that the current price of a stock is higher than I would like to pay today, but that today's price offers the prospect of attractive long term returns. In this situation I won't buy more shares, but I also won't sell what I have just to raise cash. I might sell if I have another opportunity that appears to be significantly more attractive. I feel this combination minimizes trading costs and maximizes our opportunities for long term appreciation. It does not, however, minimize the potential for short term volatility. It is this kind of thinking that results in Hickory being fully invested while I simultaneously warn you about the possibility of negative results in the short term.

      I have once again managed to cover a lot of ground in this letter, but I feel as if I have hardly touched the surface of some of these issues. If this has raised any questions, please let me know. I would be glad to talk with you further about these or other topics.

FAREWELL TO ERIC -- WELCOME TO MARY JEWELL

      Eric Ball joined us last year to help clients with their investment questions and financial planning. We and our clients enjoyed working with him. But Eric's first love is portfolio management, and this summer he received the offer he could not refuse. So, he has left us to help manage a private hedge fund, and we wish him the very best.

      In looking for a replacement for Eric, we asked lawyers, accountants, bankers, and clients for the names of the investment professionals they admired, trusted, and liked to work with. We talked to several people, none of whom were looking for a new job, and have hired Mary Jewell. Mary is a graduate of Creighton Law School, and comes to us after 12 years in the trust department of a major bank. She is available to talk to retirement plan participants or individual shareholders about personal financial planning, asset allocation, or any other questions you may have. Her job is to make your financial life easier, so please feel free to call her and introduce yourself. I think you will enjoy working with her.

                                                          Sincerely,

                                                          /s/ Richard Lawson

                                                          Richard F. Lawson
                                                          Portfolio Manager

SHAREHOLDER VOTE

      On June 2, 1997, a special meeting of the shareholders of Weitz Series Fund, Inc. (The "Fund"), consisting of the Value Portfolio, the Fixed Income Portfolio, the Government Money Market Portfolio and the Hickory Portfolio (each, a "Portfolio") was held at which the following proposals were approved by the shareholders:

     PROPOSAL 1: TO ELECT SIX MEMBERS OF THE BOARD OF DIRECTORS OF THE FUND. (SHAREHOLDERS OF ALL PORTFOLIOS VOTING)

                                                                                 ABSTAIN/BROKER
                                                    FOR        AGAINST/WITHHELD  NON-VOTES
                                               -------------   ---------------   -------------
     Wallace R. Weitz........................     15,502,256          109,974          0
     John W. Hancock.........................     15,491,314          120,916          0
     Richard D. Holland......................     15,501,594          110,636          0
     Thomas R. Pansing Jr....................     15,499,945          112,285          0
     Delmer L. Toebben.......................     15,490,181          122,049          0
     Lorraine Chang..........................     15,494,823          117,407          0

     PROPOSAL 2: TO RATIFY THE SELECTION OF MCGLADREY & PULLEN, LLP, AS INDEPENDENT AUDITORS FOR THE FUND. (SHAREHOLDERS OF ALL PORTFOLIOS VOTING)

                                                                                 ABSTAIN/BROKER
                                                    FOR        AGAINST/WITHHELD  NON-VOTES
                                               -------------   ---------------   -------------
                                                  15,253,977           35,308       322,945

     PROPOSAL 3: TO AMEND THE BYLAWS OF THE FUND TO CONFORM THE REQUIREMENTS THEREIN RELATING TO ELECTION OF THE BOARD OF DIRECTORS BY THE SHAREHOLDERS TO THE REQUIREMENTS OF THE INVESTMENT COMPANY ACT OF 1940. (SHAREHOLDERS OF ALL PORTFOLIOS VOTING)

                                                                                 ABSTAIN/BROKER
                                                    FOR        AGAINST/WITHHELD  NON-VOTES
                                               -------------   ---------------   -------------
                                                  15,212,675           17,225       382,330

     PROPOSAL 4: TO AMEND THE FUNDAMENTAL INVESTMENT RESTRICTIONS OF THE HICKORY PORTFOLIO TO ELIMINATE THE RESTRICTION WHICH PROHIBITS THE PORTFOLIO'S USE OF CERTAIN INVESTMENT TECHNIQUES SUCH AS SHORT SALES AND PUT AND CALL OPTIONS. (SHAREHOLDERS OF HICKORY PORTFOLIO VOTING)

                                                                                 ABSTAIN/BROKER
                                                    FOR        AGAINST/WITHHELD  NON-VOTES
                                               -------------   ---------------   -------------
                                                  402,432              20,998         490

     PROPOSAL 5: TO AMEND THE FUNDAMENTAL INVESTMENT RESTRICTIONS OF THE HICKORY PORTFOLIO TO ELIMINATE THE RESTRICTION RELATING TO INVESTING IN THE SECURITIES OF OTHER INVESTMENT COMPANIES. (SHAREHOLDERS OF HICKORY PORTFOLIO VOTING)

                                                                                 ABSTAIN/BROKER
                                                    FOR        AGAINST/WITHHELD  NON-VOTES
                                               -------------   ---------------   -------------
                                                  390,903              32,527         490

                  WEITZ SERIES FUND, INC. -- HICKORY PORTFOLIO
                     SCHEDULE OF INVESTMENTS IN SECURITIES
                               SEPTEMBER 30, 1997
                                  (UNAUDITED)

   SHARES
  OR UNITS                                                                    COST            VALUE
-------------                                                             -------------   -------------
                COMMON STOCKS -- 96.0%
                BANKING -- 1.5%
        1,000   Wells Fargo & Co.                                         $      88,506   $     275,000
                                                                          -------------   -------------

                CABLE TELEVISION -- 18.0%
       37,000   Adelphia Communications Corp. CL A*                             251,750         448,625
      130,000   Century Communications Corp. CL A*                              651,569         991,250
       13,000   Comcast Corporation CL A                                        201,025         333,125
       21,500   Comcast Corporation Special CL A                                330,316         553,625
       25,448   Tele-Communications, Inc. CL A*                                 338,643         521,684
       20,000   U.S. West Media Group*                                          366,200         446,250
                                                                          -------------   -------------
                                                                              2,139,503       3,294,559
                                                                          -------------   -------------
                CONSUMER PRODUCTS AND SERVICES -- 3.5%
       37,000   American Classic Voyages Co.*                                   288,125         647,500
                                                                          -------------   -------------

                DIVERSIFIED INDUSTRIES -- 0.8%
        1,500   Lynch Corp.*                                                    112,560         145,500
                                                                          -------------   -------------

                FINANCIAL SERVICES -- 9.1%
       22,000   Capital One Financial Corp.                                     613,781       1,005,125
       25,000   Imperial Credit Industries, Inc.*                               332,075         662,500
                                                                          -------------   -------------
                                                                                945,856       1,667,625
                                                                          -------------   -------------
                HEALTH CARE -- 2.3%
       17,000   Seafield Capital Corp.                                          458,210         425,000
                                                                          -------------   -------------

                MEDIA AND ENTERTAINMENT -- 15.2%
       30,000   TCI Satellite Entertainment CL A*                               226,427         226,875
       22,500   Tele-Communications Liberty Media CL A*                         383,444         673,594
       14,552   Tele-Communications TCI-Ventures Grp A*                         193,646         300,135
       50,000   Valassis Communications, Inc.*                                  742,213       1,593,750
                                                                          -------------   -------------
                                                                              1,545,730       2,794,354
                                                                          -------------   -------------
                MORTGAGE BANKING -- 6.0%
       17,000   Countrywide Credit Industries, Inc.                             259,020         619,438
        5,000   New Century Financial Corp.*                                     55,000          85,312
       30,305   Resource Bancshares Mtg. Grp., Inc.                             320,743         395,859
                                                                          -------------   -------------
                                                                                634,763       1,100,609
                                                                          -------------   -------------

                See accompanying notes to financial statements.

                  WEITZ SERIES FUND, INC. -- HICKORY PORTFOLIO
                SCHEDULE OF INVESTMENTS IN SECURITIES, CONTINUED

   SHARES
  OR UNITS                                                                    COST            VALUE
-------------                                                             -------------   -------------
                REAL ESTATE AND CONSTRUCTION -- 5.2%
        9,000   Forest City Enterprises, Inc. CL A                        $     197,678   $     517,500
        8,250   SLH Corp.*                                                       52,662         435,187
                                                                          -------------   -------------
                                                                                250,340         952,687
                                                                          -------------   -------------
                REAL ESTATE INVESTMENT TRUSTS -- 14.2%
       25,000   Hanover Capital Mortgage Holdings, Inc.***                      375,000         428,125
       20,000   NovaStar Financial, Inc.**                                      300,000         300,000
       61,951   Redwood Trust, Inc.                                           1,297,440       1,881,762
                                                                          -------------   -------------
                                                                              1,972,440       2,609,887
                                                                          -------------   -------------
                TELECOMMUNICATIONS SERVICES -- 20.2%
       40,000   360 Communication Co.*                                          813,580         835,000
       10,000   Airtouch Communications, Inc.*                                  238,100         354,375
      100,000   Centennial Cellular Corp. CL A*                               1,214,569       1,712,500
       49,000   Corecomm, Inc.*                                                 876,631         808,500
                                                                          -------------   -------------
                                                                              3,142,880       3,710,375
                                                                          -------------   -------------
                Total Common Stocks                                          11,578,913      17,623,096
                                                                          -------------   -------------


    FACE
   AMOUNT
-------------
                SHORT-TERM SECURITIES -- 3.2%
$     587,160   Norwest U.S. Government Money Market Fund                       587,160         587,160
                                                                          -------------   -------------
                Total Investments in Securities                           $  12,166,073      18,210,256
                                                                          -------------   -------------
                                                                          -------------
                Other Assets Less Liabilities -- 0.8%                                           154,941
                                                                                          -------------
                Total Net Assets -- 100%                                                  $  18,365,197
                                                                                          -------------
                                                                                          -------------
                Net Asset Value Per Share                                                 $      23.259
                                                                                          -------------
                                                                                          -------------

*Non-income Producing
**This restricted security, exempt from registration under the Securities Act of 1933, was purchased in a private placement and, unless registered under the Act or exempted from registration, may only be sold to qualified institutional investors or certain accredited investors.
***One unit consists of one share of common stock and one stock purchase warrant.

                See accompanying notes to financial statements.

                  WEITZ SERIES FUND, INC. -- HICKORY PORTFOLIO
                      STATEMENT OF ASSETS AND LIABILITIES
                               SEPTEMBER 30, 1997
                                  (UNAUDITED)

Assets:
    Investment in securities at value (cost $12,166,073)      $  18,210,256
    Accrued interest and dividends receivable                        40,876
    Receivable for securities sold                                  130,477
    Prepaid expenses                                                  1,730
                                                              -------------
            Total assets                                         18,383,339
                                                              -------------

Liabilities:
    Due to adviser                                                   18,142
                                                              -------------
            Total liabilities                                        18,142
                                                              -------------

Net assets applicable to outstanding capital stock            $  18,365,197
                                                              -------------
                                                              -------------

Net assets represented by:
    Capital stock outstanding, at par (note 4)                          790
    Additional paid-in capital                                   11,801,467
    Accumulated undistributed net investment loss                   (15,496)
    Accumulated undistributed net realized gains                    534,253
    Net unrealized appreciation of investments (note 5)           6,044,183
                                                              -------------
            Net assets                                        $  18,365,197
                                                              -------------
                                                              -------------

Net asset value and redemption price per share of
 outstanding
 capital stock (789,581 shares outstanding)                   $      23.259
                                                              -------------
                                                              -------------

                See accompanying notes to financial statements.

                  WEITZ SERIES FUND, INC. -- HICKORY PORTFOLIO
                            STATEMENT OF OPERATIONS
                      SIX MONTHS ENDED SEPTEMBER 30, 1997
                                  (UNAUDITED)

Investment income:
    Dividends                                                 $      76,152
    Interest                                                         25,016
                                                              -------------
        Total investment income                                     101,168
                                                              -------------

Expenses (note 3):
    Investment advisory fee                                          77,843
    Administrative fee                                               19,461
    Audit fees                                                       10,363
    Directors fees                                                      356
    Other expenses                                                    8,641
                                                              -------------
        Total expenses                                              116,664
                                                              -------------

        Net investment loss                                         (15,496)
                                                              -------------

Realized and unrealized gain on investments:
    Realized gain on investments                                    534,253
    Net unrealized appreciation of investments                    3,653,185
                                                              -------------
        Net realized and unrealized gain on investments           4,187,438
                                                              -------------

        Net increase in net assets resulting from operations  $   4,171,942
                                                              -------------
                                                              -------------

                See accompanying notes to financial statements.

                  WEITZ SERIES FUND, INC. -- HICKORY PORTFOLIO
                      STATEMENTS OF CHANGES IN NET ASSETS

                                                               SIX MONTHS
                                                                  ENDED
                                                                SEPT. 30,      YEAR ENDED
                                                                  1997          MARCH 31,
                                                               (UNAUDITED)        1997
                                                              -------------   -------------
Increase in net assets:
    From operations:
        Net investment income (loss)                          $    (15,496)   $     29,576
        Net realized gain                                          534,253         754,913
        Net unrealized appreciation                              3,653,185       1,254,201
                                                              -------------   -------------
            Net increase in net assets resulting from
             operations                                          4,171,942       2,038,690
                                                              -------------   -------------

    Distributions to shareholders from:
        Net investment income                                      (29,576)         (1,255)
        Net realized gain                                         (677,498)       (528,237)
                                                              -------------   -------------
            Total distributions                                   (707,074)       (529,492)
                                                              -------------   -------------

    Capital share transactions (note 4):
        Proceeds from sales                                      2,397,439       4,480,732
        Payments for redemptions                                  (404,623)       (872,598)
        Reinvestment of distributions                              686,177         445,790
                                                              -------------   -------------
            Total increase from capital share transactions       2,678,993       4,053,924
                                                              -------------   -------------
            Total increase in net assets                         6,143,861       5,563,122
                                                              -------------   -------------

Net assets:

    Beginning of period                                         12,221,336       6,658,214
                                                              -------------   -------------
    End of period                                             $ 18,365,197    $ 12,221,336
                                                              -------------   -------------
                                                              -------------   -------------

                See accompanying notes to financial statements.

                  WEITZ SERIES FUND, INC. -- HICKORY PORTFOLIO
                              FINANCIAL HIGHLIGHTS

The following information provides selected data for a share of the Hickory Portfolio outstanding throughout the periods indicated.

                                            SIX MONTHS
                                              ENDED                  YEAR ENDED MARCH 31,
                                          SEPT. 30, 1997   -----------------------------------------
                                           (UNAUDITED)       1997     1996+++      1995       1994
                                          --------------   --------   --------   --------   --------
NET ASSET VALUE, BEGINNING OF PERIOD          $  18.899    $ 15.564   $ 11.257   $ 12.227   $ 11.147
                                                -------    --------   --------   --------   --------

INCOME (LOSS) FROM INVESTMENT
 OPERATIONS:
  Net investment income (loss)                   (0.023)      0.045      0.004     (0.008)    (0.290)
  Net gains or losses on securities
   (realized and unrealized)                      5.411       4.329      4.504     (0.508)     1.420
                                                -------    --------   --------   --------   --------
  Total from investment operations                5.388       4.374      4.508     (0.516)     1.130
                                                -------    --------   --------   --------   --------

LESS DISTRIBUTIONS:
  Dividends from net investment income           (0.043)     (0.002)    (0.136)        --      0.083
  Distributions from realized gains              (0.985)     (1.037)    (0.065)    (0.454)    (0.133)
                                                -------    --------   --------   --------   --------
  Total distributions                            (1.028)     (1.039)    (0.201)    (0.454)    (0.050)
                                                -------    --------   --------   --------   --------

NET ASSET VALUE, END OF PERIOD                $  23.259    $ 18.899   $ 15.564   $ 11.257   $ 12.227
                                                -------    --------   --------   --------   --------
                                                -------    --------   --------   --------   --------

TOTAL RETURN                                      30.5%*      28.2%      40.6%      (4.2%)     10.1%

RATIOS/SUPPLEMENTAL DATA:

Net assets, end of period ($000)              $  18,365    $ 12,221   $  6,658   $  3,619   $  2,499

Ratio of net expenses to average net
 assets+                                          1.50%**     1.50%      1.50%      1.50%      1.50%

Ratio of net investment income (loss) to
 average net assets                              (0.20%)**    0.33%      0.02%     (0.17%)    (2.92%)

Portfolio turnover rate                             11%         28%        28%        20%        29%

Average commission rate paid (per
 share)++                                     $  0.0498    $ 0.0498

+ Absent voluntary waivers, the expense ratio would have been 1.56% for the year ended March 31, 1997, and 1.61% for the year ended March 31, 1996.
++ Required by regulations issued in 1995.
+++ Calculated using average daily shares.
*  Not annualized.
** Annualized.

                See accompanying notes to financial statements.

                  WEITZ SERIES FUND, INC. -- HICKORY PORTFOLIO
                         NOTES TO FINANCIAL STATEMENTS
                               SEPTEMBER 30, 1997
                                  (UNAUDITED)

(1) ORGANIZATION

    Weitz Series Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940 as an open-end management investment company issuing shares in series, each series representing a distinct portfolio with its own investment objectives and policies. At September 30, 1997, the Fund had four series: the Hickory Portfolio, the Value Portfolio, the Fixed Income Portfolio, and the Government Money Market Portfolio. The accompanying financial statements present the financial position and results of operations of the Hickory Portfolio (the "Portfolio").

    The Portfolio's investment objective is capital appreciation. The Portfolio intends to invest principally in common stocks, preferred stocks and a variety of securities convertible into equity such as rights, warrants, preferred stocks and convertible bonds. The following significant accounting policies are in accordance with accounting policies generally accepted in the investment company industry.

(2) SIGNIFICANT ACCOUNTING POLICIES

    (a)VALUATION OF INVESTMENTS

       Investments are carried at market determined using the following valuation methods:

          - Securities traded on a national or regional securities exchange are valued at the last quoted sales price.

          - Securities not listed on an exchange or securities in which there were no reported transactions will be valued at the mean between the last current closing bid and ask prices.

          - Securities or other assets for which reliable recent market quotations are not readily available will be valued at fair market value as determined in good faith by or under the direction of the Fund's Board of Directors or a committee of the Board.

       When the Portfolio writes a call option, an amount equal to the premium received by the Portfolio is included in the Portfolio's statement of assets and liabilities as a liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written. The current market value of a traded option is the last sales price on the principal exchange on which such option is traded, or, in the absence of such sale, the latest ask quotation. When an option expires on its stipulated expiration date or the Portfolio enters into a closing purchase transaction, the Portfolio realizes a gain (or loss if the cost of a closing purchase transaction exceeds the premium received when the option was sold) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. When a call option is exercised, the Portfolio realizes a gain or loss from the sale of the underlying security and the proceeds from such sale are increased by the premium originally received. No call options were written in the six months ended September 30, 1997.

       The risk in writing a call option is that the Portfolio gives up the opportunity of profit if the market price of the security increases. The Portfolio also has the additional risk of not being able to enter into a closing transaction if a liquid secondary market does not exist.

    (b)FEDERAL INCOME TAXES

       Since the Portfolio's policy is to comply with all sections of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to shareholders, no provision for income or excise taxes is required.

       Net investment income and net realized gains may differ for financial statement and tax purposes. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for Federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains were recorded by the Portfolio.

    (c)SECURITY TRANSACTIONS

       Security transactions are accounted for on the date securities are purchased or sold (trade date). Income dividends and distributions to shareholders are recorded on the ex-dividend date. Interest, including amortization of discount and premium, is accrued as earned.

       Realized gains or losses are determined by specifically identifying the security sold.

    (d)DIVIDEND POLICY

       The Portfolio will declare and distribute income dividends and capital gains distributions as may be required to qualify as a regulated investment company under the Internal Revenue Code. All dividends and distributions will be reinvested automatically unless the shareholder elects otherwise.

    (e)USE OF ESTIMATES

       The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increase and decrease in net assets from operations during the period. Actual results could differ from those estimates.

(3) RELATED PARTY TRANSACTIONS

    The Fund and Portfolio have retained Wallace R. Weitz & Company (the "Adviser") as their exclusive investment adviser. In addition, the Fund has an agreement with Weitz Securities, Inc. to act as distributor for the Portfolio's shares. Certain officers and directors of the Fund are also officers and directors of the Adviser and Weitz Securities, Inc.

    Under the terms of a management and investment advisory agreement, the Adviser receives a management fee equal to 1% per annum of the Portfolio's average daily net asset value. The Adviser has agreed to reimburse the Portfolio up to the amount of advisory fees paid to the extent that total expenses exceed 1.50% of the Portfolio's average daily net asset value.

    Under the terms of an administration agreement, certain services are being provided including the transfer of shares, disbursement of dividends, fund accounting and related administrative services of the Fund for which the Adviser is being paid a monthly fee. During the six months ended September 30, 1997, the fee was calculated at an average annual rate of .25% of the Portfolio's average daily net assets.

    Weitz Securities, Inc., as distributor, received no compensation for the distribution of Portfolio shares.

(4) CAPITAL STOCK

    The Fund is authorized to issue a total of 100 million shares of common stock in series with a par value of $.001 per share. Ten million of these shares have been authorized by the Board of Directors to be issued in the series designated Hickory Portfolio, of which 789,581 shares are outstanding at September 30, 1997. The Board of Directors may authorize additional shares in other series of the Fund's shares without shareholder approval. Each share of stock will have a pro rata interest in the assets of the series to which the stock of that series relates and will have no interest in the assets of any other series.

    Transactions in the capital stock of the Portfolio are summarized as follows:

                                                                       SIX MONTHS ENDED
                                                                      SEPTEMBER 30, 1997    YEAR ENDED
                                                                         (UNAUDITED)      MARCH 31, 1997
                                                                      ------------------  --------------
Transactions in shares:
  Shares issued.....................................................         122,035           245,327
  Shares redeemed...................................................         (19,648)          (50,285)
  Distributions reinvested..........................................          40,523            23,823
                                                                             -------           -------
    Net increase....................................................         142,910           218,865
                                                                             -------           -------
                                                                             -------           -------

(5) SECURITIES TRANSACTIONS

    Purchases and proceeds from maturities or sales of investment securities of the Portfolio, other than short-term securities, aggregated $3,154,597 and $1,624,598, respectively. The cost of investments is the same for financial reporting and Federal income tax purposes. At September 30, 1997, the aggregate gross unrealized appreciation and depreciation were $6,364,557 and $320,374, respectively.

--------------------------------------------------------------------------------
     WEITZ SERIES FUND, INC.

BOARD OF DIRECTORS
  Lorraine Chang
  John W. Hancock
  Richard D. Holland
  Thomas R. Pansing, Jr
  Delmer L. Toebben
  Wallace R. Weitz

OFFICERS
  Wallace R. Weitz, President
  Mary K. Beerling, Vice-President & Secretary
  Linda L. Lawson, Vice-President
  Richard F. Lawson, Vice-President

INVESTMENT ADVISER
  Wallace R. Weitz & Company

DISTRIBUTOR
  Weitz Securities, Inc.

CUSTODIAN
  Norwest Bank Nebraska, N.A.

TRANSFER AGENT AND DIVIDEND PAYING AGENT
  Wallace R. Weitz & Company

This report has been prepared for the information of shareholders of Weitz Series Fund, Inc. -- Hickory Portfolio. For more detailed information about the Fund, its investment objectives, management, fees and expenses, please see a current prospectus. This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

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